UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 5, 2026

AGAPE ATP CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-41835	36-4838886
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1705 – 1708, Level 17, Tower 2, Faber Towers, Jalan Desa Bahagia,

Taman Desa, Kuala Lumpur, Malaysia 58100

(Address of principal executive offices) (Zip Code)

+(60) 192230099

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATPC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously announced on January 29, 2026, the Company received a letter (the “Notification Letter”) from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market, LLC (“Nasdaq”) on January 27, 2026, notifying the Company that, based upon the closing bid price of the Company’s ordinary shares for the last 30 consecutive business days, the Company is not currently in compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on Nasdaq, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Requirement”), which matter serves as a basis for delisting the Company’s securities from Nasdaq.

On February 2, 2026, the Company received an additional Notification Letter notifying the Company that the Staff has determined to delist the Company’s securities. The Staff’s determination was based on that as of January 30, 2026, the Company’s securities had a closing bid of $0.10 or less for the last ten consecutive trading days, and accordingly, is subject to the provisions under Listing Rule 5810(c)(3)(A)(iii), the “Low Priced Stocks” Rule.

The Company has the opportunity to request a hearing with the Hearings Panel (the “Panel”), by February 9, 2026. The Company intends to make the request on or prior to February 9, 2026. The hearing request will stay the suspension of the Company’s securities and the filing of the Form 25-NSE pending the Panel’s decision. The fee for the hearing is $20,000.

Item 7.01. Regulation FD Disclosure.

On February 5, 2026, the Company issued a press release announcing the delisting notice.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGAPE ATP CORPORATION

Date: February 5, 2026	By:	/s/ How Kok Choong
	Name:	How Kok Choong
	Title:	Chief Executive Officer, President, Director, Secretary and Treasurer (Principal Executive Officer)

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